                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         August 13, 2002
                                                 -------------------------------



                           WENDY'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                         1-8116                      31-0785108
---------------------------------------------------------------------------------------------
 (State or other jurisdiction of   (Commission File Number)  (IRS Employer Identification No.)
         incorporation)


4288 West Dublin-Granville Road, Dublin, Ohio                             43017
---------------------------------------------------------------------------------------------
(Address of principal executive offices)                                (Zip Code)




Registrant's telephone number, including area code      (614) 764-3100
                                                    ----------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 1.       Changes in Control of Registrant.
------        --------------------------------

              Not applicable.

Item 2.       Acquisition or Disposition of Assets.
------        ------------------------------------

              Not applicable.

Item 3.       Bankruptcy or Receivership.
------        --------------------------

              Not applicable.

Item 4.       Changes in Registrant's Certifying Accountant.
------        ---------------------------------------------

              Not applicable.

Item 5.       Other Events and Regulation FD Disclosure.
------        -----------------------------------------

              Not applicable.

Item 6.       Resignations of Registrant's Directors.
------        --------------------------------------

              Not applicable.

Item 7.       Financial Statements and Exhibits.
------        ---------------------------------

              (c)  Exhibits

              Exhibit
              Number       Description
              ------       -----------

              99(a) Statement of Chief Executive Officer pursuant to SEC Order 4-460 dated June 27, 2002.

              99(b) Statement of Chief Financial Officer pursuant to SEC Order 4-460 dated June 27, 2002.

Item 8.       Change in Fiscal Year.
------        ---------------------

              Not applicable.

Item 9.       Regulation FD Disclosure.
------        ------------------------

              On August 13, 2002, John T. Schuessler, Chief Executive Officer of Wendy's International, Inc. (the "Company"), and Kerrii B. Anderson, Chief Financial Officer of the Company, each submitted to the SEC a sworn statement under oath as required by SEC Order 4-460 dated June 27, 2002. Copies of these statements are attached hereto as Exhibit 99(a) and Exhibit 99(b).



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WENDY'S INTERNATIONAL, INC.


                                        By:  /s/ Kerrii B. Anderson
                                            ------------------------------------
                                             Kerrii B. Anderson
                                             Executive Vice President &
                                             Chief Financial Officer


Date:  August 13, 2002
     ---------------------------




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